SIXTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT ("Sixth Amendment") is made as of September 17, 2024, by and among ALICO, INC., a Florida corporation ("Alico"), ALICO LAND DEVELOPMENT INC., a Florida corporation ("ALDI"), and ALICO FRUIT COMPANY, LLC, a Florida limited liability company ("Alico Fruit," and collectively with Alico and ALDI, "Borrower") and in favor of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (together with its successors and/or assigns, "Servicer" or "MetLife"), as lender ("Lender") and as servicer, pursuant to that certain Co-Lending Agreement dated December 1, 2014, between MetLife and NEW ENGLAND LIFE INSURANCE COMPANY, a Massachusetts corporation ("NEL"), as co-lender (the "Co-Lenders"), as amended by that certain Amended and Restated Co-Lending Agreement, dated as of even date herewith (as amended and restated, the "Co-Lending Agreement").

WHEREAS, the Co-Lenders and Borrower, together with Alico-Agri, Ltd, a Florida limited partnership ("Alico-Agri") and Alico Plant World, L.L.C., a Florida limited liability company ("Plant World"), as additional Borrowers, previously entered into that certain First Amended and Restated Credit Agreement dated as of December 1, 2014, as amended by that certain Amendment to First Amended and Restated Credit Agreement dated as of February 1, 2015, by Second Amendment to First Amended and Restated Credit Agreement dated August 12, 2015, by Third Amendment to First Amended and Restated Credit Agreement dated November 4, 2016, by Fourth Amendment to First Amended and Restated Credit Agreement dated October 2, 2019, and by Fifth Amendment to First Amended and Restated Credit Agreement dated May 1, 2021 (collectively, the "Credit Agreement"); and

WHEREAS, Co-Lenders have previously released Alico-Agri and Plant World as borrowers under the Credit Agreement pursuant to a Release Agreement dated December 21, 2016;

WHEREAS, MetLife and Borrower have agreed to renew and increase the RLOC Note on the terms set forth in that certain Third Amended and Restated Line of Credit Note (Loan No. 203357) of even date herewith (the "Third Amended RLOC Note") and on the terms set forth in this Sixth Amendment; and

WHEREAS, the Parties wish to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Recitals; Defined Terms. The foregoing recitals are true and correct and are incorporated herein by reference. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Credit Agreement.

2. RLOC Note. Section 1.2(e) is amended to read as follows:

   "That certain Third Amended and Restated Line of Credit Note of even date herewith made by Borrower in favor of MetLife in the original principal amount

of up to Ninety-Five Million and No/100 Dollars (95,000,00000) (the "Third Amended RLOC Note") in the form set forth on **Exhibit A** attached to this Sixth Amendment."

3. Conditions for Advances. Conditions for Advances under the Third Amended RLOC Note shall be as set forth in the Third Amended RLOC Note

4. Suppression of Advances. Section 1.3(b) of the Credit Agreement is deleted in its entirety and replaced with the following.

"$7,925,000.00 of the principal available under the Third Amended RLOC Note shall be disbursed under the existing RLOC Note immediately prior to the closing for the Third Amended RLOC Note. If subsequent to this advance, Lender determines that the loan-to-value ratio (the "LTV Ratio") exceeds 55%, any subsequent disbursements or re-advancements under the Third Amended RLOC Note shall be suppressed ("RLOC Loan Suppression"), and Lender shall notify Borrower that Borrower's rights to additional advances under the Third Amended RLOC Note have been limited until such time as the LTV Ratio is 55% or less. The LTV Ratio shall be calculated, in the sole and absolute discretion of the Lender, by dividing the aggregate outstanding principal balances of all indebtedness owed to Lender by Borrower (including, but not limited to, the Loan) by the total value of the Security for all such indebtedness. Borrower may lift the RLOC Loan Suppression in the same manner as set forth in Section 8.10 of the Credit Agreement."

5. Mortgage. Section 1.4(a) is amended to read as follows:

"(a) an Amended and Restated Real Estate Mortgage, Assignment of Leases and Rents, Security Agreement, Spreader Agreement, and Fixture Filing, dated as of December 1, 2014, and recorded at/as (A) Book 9398, Page 634, Public Records of Polk County, Florida; (B) Book 5100, Page 2657, Public Records of Collier County, Florida; (C) Instrument No. 201414005869, Public Records of DeSoto County; and (D) Instrument No. 201426010289, Public Records of Hendry County; as amended by Mortgage Modification dated as of October 2, 2019, recorded at/as (A) Book 10994, Page 1170, Public Records of Polk County, Florida; (B) Book 5680, Page 1725, Public Records of Collier County, Florida; (C) Instrument No. 201914006266, Public Records of DeSoto County; and (D) Instrument No. 201926010757, Public Records of Hendry County; and as amended by Mortgage Modification of even date herewith, to be recorded among the Public Records of Polk County, Collier County, DeSoto County, and Hendry County, Florida (collectively "Mortgage A"); together with a Real Estate Mortgage, Assignment of Leases and Rents, Security Agreement, and Fixture Filing, dated as of December 1, 2014, recorded at/as (X) Book 3925, Page 380, Public Records of Charlotte County, Florida, and (Y) as Instrument No.201414005868, Public Records of DeSoto County, Florida, as amended by that certain Mortgage Spreader

Agreement dated July 29, 2015, recorded as Instrument No. 201514004197, in the Public Records of DeSoto County, Florida, as amended by Mortgage Modification dated as of October 2, 2019, recorded at/as (X) Book 4489, Page 1966, Public Records of Charlotte County, Florida, and (Y) as Instrument No 201914006265, Public Records of DeSoto County, Florida; and as amended by Mortgage Modification of even date herewith, to be recorded among the Public Records of Charlotte County and DeSoto County, Florida (collectively, "Mortgage B" and, together with Mortgage A, the "Mortgage") covering certain real property and improvements, as described therein (collectively, the "Property");"

6. Prepayments. The last sentence of Section 6.1(a) of the Credit Agreement is deleted and the following substituted therefor:

"Provided no Event of Default exists, any prepayment in an amount less than the full amount of the entire unpaid principal balance of the Notes (a "**Partial Prepayment**") which is voluntary shall be applied to the unpaid principal balances of the Notes in accordance with written instructions from Borrower, and in the absence of such instruction, to the extent permitted by Applicable Law, in accordance with the Co-Lending Agreement, and if MetLife is the sole remaining lender hereunder and the Co-Lending Agreement has been terminated, then in the manner MetLife determines in its sole discretion. If an Event of Default exists, a Partial Prepayment shall be applied in accordance with the Co-Lending Agreement, and if MetLife is the sole remaining lender hereunder and the Co-Lending Agreement has been terminated, then in the manner MetLife determines in its sole discretion, and Borrower may not select any Note or Notes to which such payments shall be applied. If (i) Borrower makes a mandatory unscheduled Partial Prepayment, or (ii) Lender receives proceeds from insurance awards, condemnation awards, a foreclosure sale, or from any other claim resulting from loss, injury or damage to the Security, then MetLife will apply such prepayment or proceeds to the Notes in accordance with the Co-Lending Agreement, and if MetLife is the sole remaining lender hereunder and the Co-Lending Agreement has been terminated, then in the manner MetLife determines in its sole discretion."

7. Affirmative Covenants. Section 7.5(a)(2) of the Loan Agreement shall be deleted in its entirety and replaced with the following:

"Catastrophic insurance coverage ("CAT Coverage") on all citrus trees and crops constituting any part of the Security, together with (i) additional crop insurance (60% buy up) on all Valencia oranges grown in Polk and DeSoto Counties, Florida; and (ii) additional tree insurance (60% buy up) on all trees located in DeSoto County, Florida shall be maintained during the term of the Loan (collectively with the CAT Coverage, the "Crop and Tree Insurance"), and the proceeds of the Crop and Tree Insurance shall be collaterally assigned to Lender; and"

8. LTV Ratio. Section 8.10 of the Credit Agreement is restated in its entirety to read as follows:

> "LTV Ratio. The loan-to-value ratio (the "LTV Ratio ") shall at all times be less than 55% (the "LTV Covenant"). The LTV Ratio shall be calculated, in the sole and absolute discretion of the Lender, by dividing the aggregate outstanding principal balances of all indebtedness owed to Lender by Borrower (including, but not limited to, the Loan) by the total value of the Security for all such indebtedness. For purposes of this Section 8.10, Lender may inspect and revalue the Security annually and shall notify Borrower in writing when, in Lender's reasonable determination, Borrower is in breach of the LTV Covenant. Within ninety (90) days after the date of such notice, Borrower shall take one or more of the following actions: (i) pay down the principal balance of the Loan to an amount that will restore the required LTV Ratio; or (ii) at Borrower's sole expense, obtain a FIRREA and USPAP compliant appraisal (with an appraiser and format to be approved in advance by Lender) that either (A) establishes the value of the Security at an amount that shows the LTV Covenant to be met, or (B) establishes the value of the Security at an amount that shows the LTV Covenant not to be met in which event Borrower shall either pledge additional agricultural real property owned by Borrower with an aggregate appraised value sufficient to satisfy the LTV Covenant or shall prepay the Loan in an amount sufficient to satisfy the LTV Covenant. Any properties pledged by Borrower shall be subject to acceptance by Lender in its sole discretion. No prepayment penalty will be applied to any prepayment made pursuant to this Section 8.10. Failure to bring the LTV Ratio into compliance within the 90-day period shall be an Event of Default. Lender may revalue the Security under this Section 8.10 no more than once in any twelve-month period except after the occurrence of a catastrophic event (including, but not limited to storm, flood, fire, or insect or disease infestation), after which Lender may test the value of the Security more often as Lender reasonably determines to be necessary."

9. RLOC Unused Commitment Fee. Section 7.11 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

> "Borrower shall pay to Lender a commitment fee equal to 0.25% per annum multiplied by the average annual amount by which $95,000,000.00 exceeds the unpaid principal balance of the Third Amended RLOC Note (the **"RLOC Unused Commitment Fee"**). The RLOC Unused Commitment Fee shall be calculated on August 1, 2025, and annually thereafter, and shall be payable annually on the date which is thirty (30) Business Days after each August 1st and on the RLOC Maturity Date. The RLOC Unused Commitment Fee shall be calculated based on the average daily outstanding principal balance of the Third Amended RLOC Note for the immediately preceding twelve months ending on each August 1st;

provided, however, that for purposes of calculating the RLOC Unused Commitment Fee due on August 1, 2025 (if any), such RLOC Unused Commitment Fee shall be calculated based on the average daily outstanding principal balance of the Third Amended RLOC Note for the period from the Closing Date to August 1, 2025. The RLOC Unused Commitment Fee with respect to any partial year shall be prorated to the number of days in the entire year. If the Third Amended RLOC Note is prepaid in whole prior to the RLOC Maturity Date, the RLOC Unused Commitment Fee shall be computed from the date of payment of the most recent RLOC Unused Commitment Fee and shall be payable on the date of termination of the RLOC Loan."

10. Guaranties from Subsidiaries. The second sentence of Section 7.13 is hereby deleted.

11. Post-Closing Obligation. Within forty-five (45) days after the date of this Sixth Amendment, Borrower shall deliver to Lender fully executed subordinations of all leases affecting the Land which have a remaining term of twelve (12) months or more from the date of this Sixth Amendment.

12. Definitions.

a. The definition of "RLOC Maturity Date" under Section 9 is amended to mean May 1, 2034.

b. The definition of "Loans" in Section 1.1 is amended to mean only the MetLife Fixed Rate Term Loan, the NEL Fixed Rate Term Loan, and the RLOC Loan.

c. The definition of "Unsecured Indemnity" in Section 1.4 is amended to mean that certain Amended and Restated Unsecured Environmental Indemnity Agreement of even date herewith given by Borrower and Guarantor in favor of Co-Lenders.

d. The definition of "Notes" in Section 1.2 is amended to mean only the Met Fixed Rate Term Note, the NEL Fixed Rate Term Note, and the Third Amended RLOC Note.

e. The definition of "Guarantor" in Section 1.4 is amended to read as follows:

"Guarantor" means Alico Plant World, L.L.C., a Florida limited liability company, Alico Citrus Nursery, LLC, a Florida limited liability company, 734 Citrus Holdings, LLC d/b/a Silver Nip, a Florida limited liability company, 734 Co-Op Groves, LLC, a Florida limited liability company, 734 Harvest, LLC, a Florida limited liability company, 734 LMC Groves, LLC, a Florida limited liability company, 734 BLP Groves, LLC, a Florida limited liability company, Alico Chemical Sales, LLC, a Florida limited liability company, and any

Person that is required under Section 7.13 to guaranty the Loans or any Person that does, in fact, guaranty the Loans."

13. UCC-3 Amendment. The Parties acknowledge and agree that the list of Water Permits set forth on Exhibit A to Schedule A attached to the UCC-3 amendment to be filed in connection with this Sixth Amendment (the "Current UCC-3") may contain Water Permits that apply to real property owned by Borrower which is not part of the Land securing this Loan, (collectively, the "Unrelated Water Permits"). The Parties agree, after the effective date of the Sixth Amendment, to cooperate with each other in good faith to promptly identify the Unrelated Water Permits and, once identified, Lender agrees to record an amendment to the Current UCC-3 to remove the Unrelated Water Permits as part of the Collateral for the Loans.

14. Full Force and Effect. Except as specifically set forth herein, the Credit Agreement remains in full force and effect. From and after the effective date of this Sixth Amendment, the Third Amended RLOC Note shall be included for all purposes in the term "Notes" in the Credit Agreement.

15. Reaffirmation. All other terms, conditions, covenants and agreement of the Borrower as set forth in the Loan Documents which are not expressly amended, deleted or otherwise modified herein or in the Third Amended RLOC Note, shall remain in full force and effect. Borrower hereby reaffirms for the benefit of Co-Lenders each and every term and provision contained in the Loan Documents.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties have executed this Sixth Amendment effective as of the date set forth above.

SERVICER/LENDER:

METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation

By: MetLife Investment Management, LLC, its investment manager

By: ___________________________
Name: ___________________________
Its: Authorized Signatory and Director

CO-LENDER:

NEW ENGLAND LIFE INSURANCE COMPANY, a Massachusetts corporation

By: Metropolitan Life Investment Management, LLC, its investment manager

By: ___________________________
Name: ___________________________
Its: Authorized Signatory and Director

BORROWER:

ALICO, INC., a Florida corporation

By: ___________________________
John E. Kiernan, President and CEO

ALICO LAND DEVELOPMENT INC., a Florida corporation

By: ___________________________
John E. Kiernan, President and CEO

ALICO FRUIT COMPANY, LLC, A Florida limited liability company

By: Alico, Inc., a Florida corporation, its sole Member

By: ___________________________
John E. Kiernan, President and CEO

IN WITNESS WHEREOF, the Parties have executed this Sixth Amendment effective as of the date set forth above.

SERVICER/LENDER:

METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation

By: MetLife Investment Management, LLC, its investment manager

By: ______________________
Name: David H. Graroff
Its: Authorized Signatory and Director

CO-LENDER:

NEW ENGLAND LIFE INSURANCE COMPANY, a Massachusetts corporation

By: MetLife Investment Management, LLC, its investment manager

By: ______________________
Name: JONATHAN HOLBROOK
Its: Authorized Signatory and Director

BORROWER:

ALICO, INC., a Florida corporation

By: ______________________
John E. Kiernan, President and CEO

ALICO LAND DEVELOPMENT INC., a Florida corporation

By: ______________________
John E. Kiernan, President and CEO

ALICO FRUIT COMPANY, LLC, a Florida limited liability company

By: Alico, Inc., a Florida corporation, its Sole Member

By: ______________________
John E. Kiernan, President and CEO